UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2010

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33480	33-0968580
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3020 Old Ranch Parkway, Suite 400, Seal Beach, California	90740
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (562) 493-2804

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On September 7, 2010, Clean Energy Fuels Corp, a Delaware corporation (the “Registrant”), acting through certain of its subsidiaries, completed its purchase of the advanced natural gas fueling compressor and related equipment manufacturing and servicing business (the “Acquired Business”) of I.M.W. Industries Ltd., a British Columbia corporation (“IMW”).

The terms and conditions of the purchase of the Acquired Business are set forth in an Asset Purchase Agreement (the “Asset Purchase Agreement”) dated July 1, 2010 by and among Clean Energy, a California corporation and a wholly-owned subsidiary of the Registrant (“Clean Energy - CA”), 0884808 B.C. Ltd., a British Columbia corporation and a wholly-owned subsidiary of Clean Energy - CA (“Canadian AcqCo”), 0884810 B.C. Ltd., a British Columbia corporation and a wholly-owned subsidiary of Canadian AcqCo (“Canadian OpCo” and collectively with Clean Energy - CA and Canadian AcqCo, “Purchasers”), on the one hand, and IMW, 652322 B.C. Ltd., a British Columbia corporation (“Holdco”), Miller Family Trust and Bradley N. Miller (IMW, Holdco, Miller Family Trust and Bradley N. Miller are collectively referred to herein as “Sellers”), on the other hand.

Pursuant to the Asset Purchase Agreement as amended, at closing the Sellers received (a) $15.6 million in cash, (b) 4.0 million shares of the Registrant’s common stock, (c) the following promissory notes issued by a subsidiary of the Registrant (collectively the “Notes”): (i) a promissory note with a principal amount of $12,500,000 that is due and payable on January 31, 2011, (ii) a promissory note with a principal amount of $12,500,000 that is due and payable on January 31, 2012, (iii) a promissory note with a principal amount of $12,500,000 that is due and payable on January 31, 2013, and (iv) a promissory note with a principal amount of $12,500,000 that is due and payable on January 31, 2014 (each payment under such promissory notes will consist of $5.0 million in cash and $7.5 million in cash and/or shares of the Registrant’s common stock (the exact combination of cash and/or stock to be determined at Purchasers’ option)); (d) an earn-out arrangement pursuant to which Purchasers will, over a four year period, pay Sellers up to $40.0 million based on the Acquired Business achieving certain minimum amounts of adjusted gross profit; and (e) Purchasers assuming certain liabilities of the Acquired Business. In addition, pursuant to a Security Agreement executed at closing, the Notes are secured by a security interest in the Acquired Business.

The Purchasers have also agreed to pay the Sellers an additional $288,000 when the transfer of IMW Compressors (Shanghai) Co., Ltd. is approved by the Chinese regulatory authorities. The shares of the Registrant’s common stock issued to the Sellers were not registered under the Securities Act in reliance upon an exemption from registration provided by Regulation S promulgated thereunder, as the issuance of such shares is an “offshore transaction” within the meaning of Rule 902 of Regulation S.  Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Pursuant to the Asset Purchase Agreement, the Registrant agreed to register the Sellers’ shares of the Registrant’s common stock on or prior to the closing to permit resale of the shares in the United States.

The Asset Purchase Agreement also provides that Sellers will, subject to certain limitations, indemnify Purchasers for damages and losses incurred or suffered by Purchasers as a result of, among other things, breaches of Sellers’ representations, warranties and covenants contained in the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by the Asset Purchase Agreement attached hereto as Exhibit 2.5 and incorporated herein by reference.   In addition, in connection with the closing of the purchase of the Acquired Business, the parties to the Asset Purchase Agreement entered into an Amendment to the Asset Purchase Agreement, dated September 7, 2010, which is attached hereto as Exhibit 2.6 and incorporated herein by reference.

A copy of the Registrant’s press release, dated September 7, 2010, announcing the completion of the purchase of the Acquired Business is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 3.02.                                          Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 is hereby incorporated by reference into this Item 3.02.

Item 9.01                                             Financial Statements, Pro Forma Financial Information and Exhibits.

(a)          Financial Statements of Acquired Business

Audited combined financial statements of I.M.W. Industries Group as of and for the year ended April 30, 2010 as required by this Item 9.01 (a) are attached as Exhibit 99.1 hereto and incorporated into this Item 9.01(a) by reference.

(b)         Pro Forma Financial Information

The unaudited pro forma condensed combined financial information as required by this Item 9.01(b) is attached as Exhibit 99.2 hereto and incorporated into this Item 9.01(b) by reference.

(d)         Exhibits

Exhibit No.	Description

2.5

Asset Purchase Agreement, dated July 1, 2010, among Clean Energy, a California corporation, 0884808 B.C. Ltd., a British Columbia corporation, and 0884810 B.C. Ltd., a British Columbia corporation, on the one hand, and I.M.W. Industries Ltd., a British Columbia corporation, 652322 B.C. Ltd., a British Columbia corporation, Miller Family Trust and Bradley N. Miller, on the other hand. Certain schedules and exhibits referenced in the Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

2.6

Amendment to Asset Purchase Agreement, dated as of September 7, 2010, by and among Clean Energy, a California corporation, 0884808 B.C. Ltd., a British Columbia corporation and a wholly-owned subsidiary of Clean Energy - CA, and Clean Energy Compression Corp, a British Columbia corporation formerly known as 0884810 B.C. Ltd and a wholly-owned subsidiary of Canadian AcqCo, on the one hand, and I.M.W. Industries Ltd., a British Columbia Corporation, B&M Miller Equity Holdings Inc., a successor by amalgamation to 652322 B.C. Ltd., a British Columbia corporation, Bradley N. Miller, Marion G. Miller and Miller Family Trust, on the other hand. Certain schedules and exhibits referenced in the Amendment to Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

5.1	Opinion of Morrison & Foerster LLP.

23.1	Consent of Independent Registered Public Accounting Firm KPMG LLP.

23.2	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

99.1	Audited combined financial statements of I.M.W. Industries Group as of and for the year ended April 30, 2010.

99.2	Unaudited pro forma condensed combined financial information.

99.3	Clean Energy Fuels Corp. Press Release dated September 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Energy Fuels Corp.

Dated: September 7, 2010	By:	/s/ Richard R. Wheeler
Richard R. Wheeler
Chief Financial Officer